UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           SCHEDULE 14C/A INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14c-5(d)(2))
[ ] Definitive Information Statement


                                SECURED DATA, INC
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

[X] No fee required
[ ] $125.00 per Exchange Act Rule 0-11(c)(1)(ii) or 14c-5(g) and 0-11
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1.  Title of each class of securities to which transaction applies:

    -----------------------------------------------------------------

2.  Aggregate number of securities to which transaction applies:

    -----------------------------------------------------------------

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

    -----------------------------------------------------------------

4.  Proposed maximum aggregate value of transaction

    -----------------------------------------------------------------

5.  Total fee paid

    -----------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                               SECURED DATA, INC.

                             16B/F Ruixin Road Bldg.
                               No. 25 Gaoxin Road
                          Xi An 710075 Shaanxi Province
                                      China


                              INFORMATION STATEMENT
                              ---------------------

                       WE ARE NOT ASKING YOU FOR A PROXY,
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being furnished to the stockholders of record on March 23, 2005 (the "Record Date") of Secured Data, Inc., a Nevada corporation (the "Company"), in connection with the action taken by written consent by a majority of the stockholders of (i) an amendment to its Articles of Incorporation effecting an 18 for 1 reverse split (the "Reverse Split") of the Company's issued and outstanding common stock and (ii) an amendment (the "Amendment") to its Articles of Incorporation changing the name of the Company to "Huifeng Bio-pharmaceutical Technology Inc." The form of the Amendment and Reverse Split are attached hereto as Exhibit "A". References to "we", "us", and "our" refer to the Company.



STATEMENTS REGARDING FORWARD LOOKING INFORMATION

This Information Statement and the documents incorporated in this document by reference contain forward-looking statements within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 with respect to our financial condition, results of operations and business, and on the expected impact of the merger on the combined company's financial performance. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates" and similar expressions identify forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements.

SUMMARY OF THE REVERSE SPLIT AND THE AMENDMENT

On March 23, 2005, the Company's Board of Directors unanimously approved and ratified the Reverse Split and the Amendment, subject to the approval of the Company's stockholders. The Record Date of March 23, 2005 was established by the Company's Board of Directors for purposes of determining the number of outstanding shares of voting stock entitled to vote on the Reverse Split and the Amendment On the Record Date, stockholders owning 53,850,640 of the Company's 93,604,958 issued and outstanding shares approved the Reverse Split and the Amendment. Because this action was approved by shares representing greater than a majority of the outstanding shares of Common Stock by action taken without a meeting in accordance with Nevada law, no further vote of our stockholders is required.

On the effective date of the Reverse Split the number of issued and outstanding shares of common stock of the Company will be reduced from a total of 93,604,958 shares to approximately 5,200,275 shares.

For information regarding the voting securities held by the officers and directors of the Company, as well as other stockholders holding a minimum of 5% of the Company's issued and outstanding shares of common stock, please refer to "Principal Share Ownership".

When filed with the Nevada Secretary of State, the Amendment will change the name of the Company to "Huifeng Bio-pharmaceutical Technology Inc."

GENERAL

The date on which this Information Statement was first sent to our stockholders is on or around September __, 2005 (the "Mailing Date"). Inasmuch as we will have provided this Information Statement to our stockholders of record on the Mailing Date, no additional action will be undertaken pursuant to such written consent. Stockholders who did not consent to the Amendment are not entitled to dissenter's rights under Nevada law.

The Amendment and the Reverse Split will each be effective no sooner than twenty
(20) days after the Mailing Date.

This Information Statement has been prepared by our management, and the entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

QUESTIONS AND ANSWERS ABOUT THE AMENDMENT

Q. Why did I receive this Information Statement?

A. Applicable laws require us to provide you information regarding the Amendment and the Reverse Split even though your vote is neither required nor requested for the Amendment and the Reverse Split to become effective.

Q. What will I receive when the Amendment is effective?

A. The Amendment has already been approved, and you will not receive anything notifying you that the Amendment has become effective.

Q. What will I receive when the Reverse Split is effective?

A. You will receive written instructions from our Transfer Agent as to the procedures you will need to follow in order to exchange your existing share certificate for a new share certificate reflecting the number of shares you will own following completion of the reverse split.

Q. When do you expect the Amendment to become effective?

A. The Amendment will become effective upon the filing with the Nevada Secretary of State. We expect to file the Amendment with the Nevada Secretary of State no less than 20 days after this Information Statement has been sent to you.

Q. When do you expect the Reverse Split to become effective?

A. The Reverse Split will become effective upon the filing with the Nevada Secretary of State. We expect to file the Amendment with the Nevada Secretary of State no less than 20 days after this Information Statement has been sent to you.

Q. Why am I not being asked to vote?

A. The holders of a majority of the issued and outstanding shares of Common Stock have already approved the Amendment and the Reverse Split pursuant to a written consent in lieu of a meeting. Such approval, together with the approval of the Company's Board of Directors, is sufficient under Nevada law, and no further approval by our stockholders is required.

Q. What do I need to do now?

A. Nothing. This information statement is purely for your information and does not require or request you to do anything.

Q. Whom can I contact with questions?

   A. If you have any questions about any of the actions to be taken by the Company, please contact the Company's counsel, Vincent & Rees, LC, attention David Rees or Jeff Vincent at (801) 303-5730.

ACTIONS BY THE BOARD OF DIRECTORS AND CONSENTING SHAREHOLDERS

In accordance with Section 78.315 of the Nevada Revised Statutes, on March 23, 2005, our Board of Directors, believing it to be in the best interests of the Company and its stockholders approved the Amendment and the Reverse Split. In accordance with Section 78.320 of the Nevada Revised Statutes, on March 23, 2005, the proposed Amendment and the proposed Reverse Split were approved by shareholders holding more than a majority of the Company's issued and outstanding shares.

Background
----------

Pursuant to the terms of a Stock Purchase Agreement dated December 20, 2004 ("Malone Agreement"), Art Malone, Jr. ("Selling Shareholder") sold 7,229,601 shares of the common stock of Secured Data, Inc. ("Company") for $300,000 (the "Sale") to Zhi Lan Wang and Jun Lin, individuals, on the closing date of December 20, 2004. As a result, the 7,229,601 shares of the common stock of the Company sold represented approximately 56.18% of the total outstanding stock of the Company. No part of the consideration used to acquire control of the Company was from a loan. The Board of Directors also appointed Xinwen Hou as an additional member of the Board of Directors. Immediately thereafter, pursuant to the terms of an Agreement and Plan of Reorganization dated December 20, 2004 ("Northwest Agreement"), the Company initially purchased 30% of the common shares of Northwest Bio-Technic Inc. ("NBTI"), a British Virgin Islands corporation, in exchange for 80,735,590 shares of the Company's common stock

("Acquisition"), and agreed to purchase the remaining 70% of NBTI's common shares in exchange for a promissory note ("Promissory Note") convertible into 10,465,725 (post a one for eighteen reverse split) shares of the Company's common stock. As a result, the 80,735,590 shares of the common stock of the Company sold represented approximately 86.3% of the total outstanding stock of the Company. No part of the consideration used to acquire control of the Company was from a loan.

The purchase price for the remaining 70% of NBTI's common shares was $1,900,000 payable by the Company's issuance of the Promissory Note on December 20, 2004 The Promissory Note may be convertible into 10,465,725 (post a one for eighteen reverse split) shares of the Company's common stock upon maturity at the discretion of the Company. The shareholders of NBTI may also convert at any time prior to maturity of the Promissory Note.

NBTI was incorporated in the British Virgin Islands on June 25, 2004. NBTI operates through its wholly owned subsidiary, Huifeng Biochemistry Joint Stock Company ("Huifeng"), which is a joint stock company established under the laws of the People's Republic of China ("PRC") and responsible for the production and sales of plant extracts, biochemical products and pharmaceutical raw products in the PRC. Please see "Business Overview" for a description of the business of Huifeng.

The Sale and the Acquisition described in the paragraphs above are referred to herein as the "Transactions." The closing date for the Transactions was December 20, 2004.

As part of the Transactions, the following changes to the Company's directors and officers have occurred :

Art Malone, Jr. resigned as the Company's Chief Executive Officer, Chief Financial Officer and any other officer capacity effective December 20, 2004.

The Board of Directors, effective upon Mr. Malone's resignation on December 20, 2004, appointed Jing An Wang as Chief Executive Officer and President, San Ding Tao as Chief Financial Officer, and Xinwen Hou as Secretary. The Board of Directors also appointed Xinwen Hou as an additional member of the Board of Directors.

Jing An Wang, San Ding Tao and Jun Qi Zhang were appointed as additional members of the Corporation's Board of Directors. Mr. Malone resigned from the Board of Directors on January 28, 2005, leaving Xinwen Hou currently as the sole member of the Board of Directors.

Jingan Wang
-----------

Mr. Jingan Wang, age 44, Chief Executive Officer of the Company, is the founder and currently serves as President of Huifeng. Mr. Wang has over fifteen years of experience in accounting and financial management area. Mr. Wang has served as Accounting Supervisors and Chief Financial Officers for various companies during his professional career. Before Mr. Wang founded Huifeng in 2000, he was the Chief Financial Officer for Wei Xing Enterprises from 1999 to 2000. Wei Xing Enterprises engages in the pharmaceutical business. Mr. Wang is also a certified public accountant.

Sanding Tao
-----------
                                       5

Mr. Sanding Tao, age 36, Chief Financial Officer of the Company and of Huifeng. Mr. Tao served as VP of Finance and CFO for various technology and bio-tech firms before he joined Huifeng in 2003. From 1998 - 2000, Mr. Tao served as Chief Financial Officer for Xian Lan Xi Science & Technology Inc.; and from 2000 -2003, Mr. Tao served as Chief Financial Officer for Xian Xing Yi Science & Technology Inc. Xian Lan Xi Science & Technology Inc. engages in the ambulance modification business. Xian Xing Yi Science & Technology Inc. is a trading company specializing in medical instruments. Mr. Tao is a graduate of Chinese Southern Financial College.

Xinwen Hou
----------

Mr. Xinwen Hou, age 36, Director and Secretary of the Company, currently also serves as Assistant to the President and as Company Secretary for Huifeng Biochemistry Joint Stock Company ("Huifeng") in Xian, China. Mr. Hou held various leadership positions in different public companies in China before he joined Huifeng in January 2004. From 1997 - 2003, Mr. Hou served as Company Secretary for De Li Bang Pharmaceutical Inc., which is listed on China's A share stock exchange. He is also a reputable economist. He graduated from Xian Transportation University with a major in Business Administration.



Description of Amendment
------------------------

The Amendment will result in the name of the Company being changed from "Secured Data, Inc." to "Huifeng Bio-pharmaceutical Technology Inc."

The purpose of the name change is to reflect the changed nature of the Company's business following the Transactions. The name change is reflected in the form of Amendment to Articles of Incorporation which is attached hereto as Exhibit A, and incorporated herein by reference.

Description of the Reverse Split
--------------------------------

The Reverse Split will result in a reduction of the number of issued and outstanding shares of the Company from 93,604,958 to approximately 5,200,275 shares. As of the effective date of the Reverse Split, each previously outstanding share shall be reduced to 0.0556 shares. However, no fractional shares will be created as a result of the reverse split. Accordingly, the number of shares owned by any shareholder who would otherwise receive a fractional share, will be rounded up to the next nearest whole number.

The purpose of the Reverse Split is to reduce the number of outstanding shares in an effort to increase the market value of the remaining outstanding shares. However, a decrease in the number of outstanding shares will not necessarily result in an increase in the value of remaining shares.

Approval by Stockholders
------------------------

Pursuant to Sections 78.385 and 78.390 of the Nevada Revised Statutes, amendments to the Company's Articles of Incorporation which change its name must be approved by a majority of our stockholders. Likewise, pursuant to Section
78.2055 of the Nevada Revised Statutes, any decrease in the number of issued and outstanding shares without a corresponding decrease in the number of authorized shares requires approval by a majority of our shareholders. In order to obtain the required approval of our stockholders, we could either convene a special meeting of the shareholders for the specific purpose of voting on the proposed Amendment and the proposed Reverse Split, or we could obtain written consent from the holders of a majority of our issued and outstanding voting securities. In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors voted to utilize the written consent of the holders of a majority in interest of our Common Stock. The elimination of the need for a special meeting of stockholders to approve the Amendment and the Reverse Split is made possible by Section 78.320 of the Nevada Revised Statutes, which provides that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if stockholders holding at least a majority of the voting power of the company execute a written consent approving such action. The Record Date for purposes of determining the number of outstanding shares of our common stock entitled to vote on the Amendment and the Reverse Split was March 23, 2005.

As of the Record Date, the Company had 93,604,958 shares of Common Stock issued and outstanding, all of which are fully paid and non-assessable. Holders of Common Stock have one vote per share on all matters submitted to a vote of stockholders. Stockholders do not have rights to cumulate their votes in the election of directors under the Company's Articles of Incorporation or applicable provisions of the Nevada General Corporation Law.

On March 23, 2005, stockholders holding 53,850,640 shares of Common Stock, or approximately 57.5% of the issued and outstanding shares of Common Stock, approved the Amendment and the Reverse Split. No further vote of our stockholders is required for the Company to effect the Amendment.

Pursuant to the rules and regulations promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), an Information Statement must be sent to the holders of voting stock who do not sign the written consent at least 20 days prior to the effective date of any corporate action taken or authorized pursuant to the consent of the Company's stockholders.

Interests of Certain Persons in or Opposition to Matters to be Acted Upon
-------------------------------------------------------------------------

None of the Company's officers or directors or nominees, nor any associate of those individuals has any interest in the matters to be acted upon.

Proposals by Security Holders
-----------------------------

None.

Delivery of Documents to Security Holders Sharing an Address
------------------------------------------------------------

Only one Information Statement is being delivered to security holders sharing the same address unless the Company has received contrary instructions from one or more security holders.

The Company will undertake to deliver promptly upon oral or written request a separate copy of the Information Statement to a security holder at a shared address where a single copy was delivered and provide instructions as to how the holder can notify the Company of his wish to receive a separate copy.

The Company can be reached at 16B/F Ruixin Road Bldg., No. 25 Gaoxin Road, Xi An 710075, Shaanxi Province, China, phone attention Vincent & Rees, LC (801) 303-5730 if a shareholder wishes to notify the Company that he wishes to receive a separate Information Statement. Shareholders can also notify the Company if receiving multiple copies at the same address that they wish to receive single copies in the future.

Expenses of Information Statement
---------------------------------

The Company will bear the expenses of mailing this Information Statement, including those incurred in connection with preparing and mailing this Information Statement and all documents that now accompany or may hereafter supplement it. The Company anticipates that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the Information Statement to the beneficial owners of stock held of record by such persons, and that the Company will reimburse them for their reasonable expenses incurred in connection therewith.

No Dissenter's or Appraisal Rights
----------------------------------

Stockholders who did not consent to the Amendment or to the Reverse Split are not entitled to the dissenter's or appraisal rights provided in Section 92A.300 et seq. of the Nevada Revised Statues.

Effective Date
--------------

      The Amendment and the Reverse Split will be effective no sooner than 20 days after the date this Information Statement is first mailed to our stockholders. The Company anticipates that the Amendment and the Reverse Split will be effective on approximately October 10, 2005.

      THE AMENDMENT AND THE REVERSE SPLIT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE AMENDMENT OR THE REVERSE SPLIT NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

      PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENT AND THE REVERSE SPLIT AND THEIR EFFECTS AND TO PROVIDE YOU WITH INFORMATION ABOUT THE AMENDMENT AND THE REVERSE SPLIT AND THE BACKGROUND OF THESE TRANSACTIONS.

                                BUSINESS OVERVIEW

      As a result of the Transactions, the Company took on the historical business operations of Huifeng. Huifeng produces and sells plant extracts, biochemical products and pharmaceutical raw products in the PRC. Huifeng was founded on January 18, 2000. With its proprietary technology of "Producing Rutin by Eliminating Enzyme and Mucus" together with abundant resources of high quality pagoda rice in the Northwest region of China as raw material, Huifeng developed and specialized itself as one of the major technology-based Rutin companies in Xian provinces within two years after establishment. Huifeng possesses one of the most advanced and patented Rutin-refined technologies and is a major Rutin supplier in world market. There are no regulatory requirements or other governmental restrictions in the PRC that materially affect the Company's operations, other than normal regulations covering the production of medicinal products discussed under "Government Regulations" below.

      During 2004 and 2003, 100% of the Company's assets were located in China and 90% of the Company's revenues were derived from companies located in China.

      The Company relied on two customers, Shandong Dai Yu Pharmaceutical Company Limited and Shanxi Hon Lok Company Limited, for an aggregate of approximately 63% of sales for the year ended December 31, 2004. The Company relied on three customers, Shandong Dai Yu Pharmaceutical Company Limited, Shanxi Hon Lok Company Limited and Wan Tat Pharmaceutical Company Limited, for an aggregate of approximately 58% of sales for the year ended December 31, 2003.

      The Company relied on four suppliers, Fengsheng Ren, Zhixiang Gao, Yangling Ai and Feng Li for an aggregate of 62% of purchases for the year ended December 31, 2004. The Company relied on three suppliers, Feng Li, Cungui Zhang and Shuyuan Li for an aggregate of 72% of purchases for the year ended December 31, 2003.

      The Company's patent application for its proprietary technology for producing Rutin has been accepted and audited by the State Intellectual Property Bureau of PRC (patent number: 02114402.8). This patent has been published on the "Invention Patent Communique", volume 18, No 41. We own all the patent rights and are the legal owners of such patent as shall be granted by the Chinese government. See "Patents and Intellectual Property" below.

      The extractive process of producing Rutin - "Producing Rutin by Eliminating Enzyme and Mucus" - is a patented technology with procedures as follows: proprietary processes are used to purify raw material by using the "Eliminating Enzyme" aspect of the process. The extracts are further processed by another extraction procedure called "Eliminating Mucus" as extraction material. The semi-finished product after the purification and extraction process is further processed by "Alkali Extraction" and "Acid Deposition" to obtain Rutin.

      The principal equipment required for Rutin extraction includes enzyme-elimination tanks, pectin-elimination tanks, percolation tanks, sedimentation tanks, plate and frame filter presses, drying machines, disintegrators, and mixer blenders.

      The Rutin extraction process is assembly line work that runs continuously. In general, the time for each main procedure is as follows: fifteen minutes for enzyme-elimination; five minutes for eliminating pectin, three hours for alkali extraction, six hours for acid precipitation, two hours for filter pressing, and four hours for parching. The production process is illustrated in the figure below:

!----------------------!                       !------------------!                     !----------------------!
!                      !  Regular airing and   !                  !  Thermal steaming   !                      !
! pagoda rice          !  dust removal         !  Clean material  !  and enzyme-        !  Enzyme-elimination  !
! raw material         !  ----------------->   !                  !  elimination        !       material       !
!----------------------!                       !------------------!  --------------->   !----------------------!
                                                                                                             !
                                                                                         Eliminating pectin  !
                                                                                                             V
!----------------------!                       !------------------!                     !----------------------!
!                      !  Disacidifying        !                  !  Alkali extraction  !                      !
! Rutin sediment       !  sediment             !    Extraction    !  <----------------  !   Eliminating pectin !
!                      !  <-----------------   !     solution     !                     !       material       !
!----------------------!                       !------------------!                     !----------------------!
                     !
  Filter pressing    !
                     V
!----------------------!                       !------------------!
!                      !  Parching and         !                  !
! Filter mass          !  crashing             !    Rutin powder  !
!----------------------!  ----------------->  !------------------!



         Huifeng has emphasized technology and product innovation, and its strategic mission is to commercialize Chinese traditional medicine. In this regard, the Company's business missions are:

      (a) To obtain Good Manufacturing Practice ("GMP") certification, which is awarded by the State Food and Drug Administration Bureau of the PRC government, for Huifeng's manufacturing facilities for medicine production;

      (b) To build and operate the Company's raw material production site according to "GAP" standard, the certification standard for Chinese traditional medicine that was introduced and regulated by the State Food and Drug Administration Bureau of the PRC government that governs the production process to ensure quality in the production process;

      (c) To build or modify the Company's facilities according to "GLP" standard, meaning "Medicine Quality System Regulation for Non-Clinic," that was introduced and regulated by the State Food and Drug Administration Bureau of the PRC government and considered an international standard for laboratories for advanced function of biological molecules development and production; and

      (d) To develop natural cosmetics, health food and beverages using Rutin as raw materials.

      With respect to item (a) above, the GMP certification is awarded by the provincial Food and Drug Supervisory Administration Bureau, whose jurisdiction includes the treatment of procedures for raw materials, whole processes of production, and quality control inspection. The process by which the GMP certification is awarded is as follows:

      1. The applicant applies to the provincial Food and Drug Supervisory Administration Bureau for project evaluation;

      2. The applicant prepares for reconstruction according to GMP standards, which are stated in the following publications:

            a. "Good Manufacturing Practice and Quality Control of Drug" China, 1998 edition;
            b. "US Pharmacopoeia" volume 23 drug quality standard 11th edition (abbreviated as NF11);
            c. "Germany Drug Quality" 9th and 10th edition (abbreviated as DAB9 and DAB10);

      3. The applicant applies to the provincial Food and Drug Supervisory Administration Bureau for an on-site check, following which the provincial Food and Drug Supervisory Administration Bureau arranges an on-site check after receiving GMP inspection data from the applicant (normally there are three inspectors to inspect the management, quality, facilities and documents of production / records, respectively);

      4. The results will be announced publicly within 15 days thereafter and will also be sent to the National Food and Drug Supervisory Administration Bureau, which will inform the provincial Food and Drug Supervisory Administration Bureau to award the GMP certificate to the applicant if there is no objection from the public.

      The Company has made the following adjustments to meet the requirements of GMP standards:

      1. The Company's entire workshop has been redesigned and reconstructed according to GMP standards. There are production areas (including raw material plants, finished drug plants, spasmolytic plants), storage districts, quality test districts, administration districts and living quarters, which are divided and separated from each other in separate concrete rooms.

      2. A set of equipment and instruments have been updated which comprise 30B disintegrators, type 500 vacuum driers, SS800 three legged centrifugers, high performance liquid chromatographs, gas chromatographs and ultraviolet spectrophotometers.

      3. We have organized every division to amend all administrative documents to meet the requirements of GMP standards, which satisfies the process, operation and standardization requirements of GMP standards.

      4. We have implemented GMP training for all staff from senior managers to line workers, to educate them on the essentials of the GMP standards in order to ensure the quality of our products.

      5. We have organized the skill training programs and examinations for our workers according to their role and positions to ensure that they are qualified to work.

      With respect to item (b) above, the GAP standard applies to the daily operations of the Company during the manufacturing process. According to the GAP standard, testing standards have been drawn up by the Company's management in order to make the contents and impurity of pagoda rice come within a controllable capacity. Such standards have been prepared on the basis of the geographical environment for growth of pagoda rice.

      Our company strictly operates in accordance with the GAP standard; for instance, we select the pagoda rice according to our standards and procedures developed under the GAP standard while purchasing the raw material to guarantee the raw material is of stable quality.

      With respect to item (c) above, the existing physical conditions of the Company's research laboratory need substantial modifications, including, but not limited to, an increase in the floor area of the laboratory, renovation of the internal set up of the laboratory, the purchase of new laboratory equipment, and improvement to the environment to conduct research. It is estimated that a minimum of $120,000 will be required for this modification and the Company intends to implement it after raising funds for the Company.

OUR PRODUCTS

    Huifeng produces a series of Rutin and Rutin-related products:

    Pharmaceutical Intermediates    1.       NF11 Rutin (USP standard)
                                    2. DAB8, DAB9, DAB10, DAB11 Rutin
                                      (German Codex Standard)
                                    3. Troxerutin (farinaceous injection, oral
                                       application)
                                    4. Quercetin, L-Rhamnone

    Pharmaceutical Material         1.  Venoruton (farinaceous injection, oral
                                        application)
                                    2.  Rutin
                                    3.  Berberine Hydrochlorrde
                                    4.  Matrine

    Plant Extractive                1.  Hesperidin
                                    2.  Naringin
                                    3.  Epimedium Extract
                                    4.  Matrine
                                    5.  Pueraria
                                    6.  Siybun Marianum P.E

      The chemical name of Rutin is rue glycoside (Molecular formula:
C(27)H(30)O(163)H(2O)) and it is a kind of plant extract.

PRODUCTION FACILITIES

In 2004 Huifeng has two major production facilities, and the equipment resources of each of the facilities are as follows:
1.    Manufacturing plant located at NO 1,Huifeng Rd, Changwu, Xianyang:

      o This production site is for refining and manufacturing of new products

      o     Has a total of ten buildings including:

      o     A two levels office building

      o     A four levels staff building

      o Three manufacturing buildings (including extract workshops, refining workshops and packaging workshops)

      o     One raw materials storage building

      o     One building for storage of finished products

      o     One building for dangerous products

      o Building for power and maintenance (including boiler, power distribution and maintenance)

      o     One cafeteria and staff canteen

      o     The production capacity of the plant is approximately 500 tons/year


2.    Manufacturing plant located in Fenghui, Changan, Xian

      o This production site is for extract and supplies raw materials for refining

      o     Has a total of four buildings including:

      o     One office building

      o One manufacturing building (including extract workshops, crystallization workshops, communication workshops and packaging workshops),

      o     One raw materials building

      o     One boiler

      o     The production capacity of the plant is approximately 300 tons/year


      The two production facilities together occupy a total area of approximately 300,000 square feet. The existing utilization rates of the two plants are approximately 60% to70%. The general physical condition of the plants and production facilities of the Company can completely satisfy the production needs of the Company in terms of quantity and production quality for the near future.

      Raw materials and ingredients, such as carbinol and hydrochloric acid, which are needed in the manufacturing or refining process during production of our products, are dangerous chemicals that require special handling. Our building for dangerous products is constructed according to the GMP standards. These raw materials are stored separately in our building for dangerous products to avoid or minimize dangers related to storage and applications of these special raw materials and ingredients.

      We use two kinds of dangerous material during the production process: methanol, which is a combustible material, is used as a side material during the production process; and hydrochloric acid, which is corrosive in nature, is also used as another side material. These materials are stored; deposited and utilized according to the standard requirements for dangerous articles. Specifically, these dangerous materials are delivered to the production facilities using dedicated pipelines and airproof ducts. During the production process, there is a central air-conditioning system that maintains stable room temperature from 18oC to 26oC. Smoking or lighting fires is strictly forbidden inside the production facilities, and the production process is conducted in accordance with our standard operation manual for dangerous articles.

TARGET MARKETS AND PRINCIPAL CUSTOMERS

      All of Huifeng's products are raw materials for production of medicines and the users of these products are industrial clients. As a result, Huifeng's main target customers are pharmaceutical companies and food manufacturers.

      For the year ended December 31, 2004, $2,177,478 or 87.8% of our sale revenues was derived from sales of Rutin and Rutin-related pharmaceutical intermediates and material. $301,285 or 12.2% of our sales revenues was derived from sales of plant extracts.

SALES AND MARKETING

      Since the majority of Huifeng's products are raw materials for production of medicines and target customers are mostly industrial clients, Huifeng sells and distributes its products mainly through direct selling to medicine and food manufacturers. Usually customers will place purchase orders directly with the sales and marketing team of Huifeng.

      Refined products and the refining process refers to the refining of raw material into Rutin, and Rutin itself is a raw material provided to other pharmaceutical companies and food manufacturers, who are all customers of our Company.

      The organizational structure of the sales and marketing team of Huifeng is as follows: our sales director manages the whole sales team through sales managers, and each of the sales managers controls a team of sales supervisors and salesmen.

      Huifeng also participates in distribution and marketing activities that aim at strengthening its ties with existing and new customers. One frequently-used technique to expand our distribution network and develop new customers is participation in various domestic and international medicine raw materials exhibitions. Also, Huifeng focuses on improving the quality of products and after-sale services in order to better maintain customer relationships.

COMPETITION

      Huifeng engages in Rutin production in China. With its proprietary technology of "Producing Rutin by Eliminating Enzyme and Mucus" and with abundant resources of high quality pagoda rice in the Northwest region of China as raw material, Huifeng has not faced substantial competition within China. From time to time there are many small domestic Rutin manufacturers but the Company believes that these companies will not pose a threat to Huifeng's business expansion in China.

      Based on similarity of products, pricing, and production scale, we believe that the major competitor of Huifeng is Sichuan Xietong Pharmaceutical Company Limited ("Xietong"). However, because of what we believe based on our search of publicly available documents to be a lack of technological patents and access to raw materials, we believe that Xietong is gradually fading out of the Rutin refining business and is shifting its business from raw medicine production to finished medicine production, and retains a rather small portion of its business in raw medicine production. This information is based on market information obtained from our customers and by our sales and marketing team.

      Although our competitors or potential competitors have an equivalent opportunity to access raw materials as we do, the majority of our current competitors, especially our potentially strong competitors, are not located in the same geographical region as us, which is where the principal materials come from. For instance, our main ingredient, pagoda rice, exists only in northern parts of China. The transportation cost for raw material from our geographic region would substantially increase our competitor's cost of production. As a result, we believe that we will have competitive advantage over our competitors in cost of production and hence we can sell our products at a lower price.

      Upon expiration of our patent, other competitors may utilize our technologies to their advantage. However, we believe that we can improve our own products during the time period prior to expiration. See "Patents and Intellectual Properties".


PRINCIPAL OFFICE

      Our principal office is located at FL16B, Ruixin Bldg, NO.25, Gaoxin Rd, Xian China.

EMPLOYEES AND ORGANIZATION

      As of December 31, 2004, the Company's subsidiary, Huifeng, had approximately 186 full-time employees, out of which approximately 75 are technicians. None of our employees are covered by a collective bargaining agreement, we have never experienced a work stoppage, and we consider our labor relations to be excellent.

      The organization of Huifeng is divided into 8 departments that are supervised by our chief executive officer: personnel department, financial department, securities department, sales department, provision department, inspection department, production department and R&D department. The production department supervises the two manufacturing plants and the raw material production site.

BUSINESS DEVELOPMENT AND ACQUISITIONS

In 2005 we will focus on:

      1. Increasing Huifeng's market share for Rutin in both the international and domestic market;

      2. Commercializing an additional one to two new products and striving to launch these products into the public market; and

      3.    Enlarging the organization and improving production efficiency.

      With respect to our international marketing activities, our international sales increased to over 18% of total sales in the first half of 2005 as compared to 7% of total sales in the first half of 2004.

PATENTS AND INTELLECTUAL PROPERTIES

      The patent system of China includes invention patents, practical patents and shape patents. Patents granted under the Chinese patent system protect the intellectual properties owned by the patent owner against infringement by third parties. The only patents applied for or obtained by the Company have been applied for by our subsidiary Huifeng, and are protected only in the PRC. We have not applied for or obtained any international patents.

      Applying for a patent through the State Intellectual Property Bureau of the PRC requires a substantial period of time. Huifeng's patent application for "Producing Rutin by Eliminating Enzyme and Mucus" has been reported in volume 18, number 41 in the "Invention Patent Communique," which is the patent bulletin board in China, and has been assigned the number of 02114402.8. The underlying technology is a proprietary method to purify raw material, and process the extracts to produce an extraction material that is subjected to further processes called "Alkali Extraction" and "Acid Deposition" to obtain Rutin.

      The Company finished the substantive testing process in applying for the patent right in June 2005 and the Company has not received any further comment on the investigations process by patent inspectors. According to the patent law of the People's Republic of China, enforcement regulation announced by the National Intellectual Property Bureau of China and the notice of "Company substantive process entry for invention and patents application" issued to the Company on December 10, 2004 by the government, because the investigations process was completed with no comment, the applicant is supposed to receive the patent approximately six months after the investigations process completed. As a result, the Company has determined that it should be able to be granted with the patent by the end of 2005.

      Even if the Company is not granted the patent right as expected, the Company's management does not believe that it will not impose any substantial adverse impact on the Company. Extensive time and experience is required to handle and control the technology of producing Rutin in order to ensure production quality. The Company has strong abilities and experience in controlling such technology. Based on the results of our research on our competitors, we believe that we have stronger ability and experience to handle and manage our technology in producing Rutin than our competitors. Thus, we believe that we will not be adversely affected even if the process of granting us the patent right is delayed.

      There are time limits for patent protection in China, which cannot be extended following expiration of the patent protection period. Therefore, relevant laws will not protect our patent after it expires, which is 15 years after it is granted. It is possible that other companies or persons, especially our competitors, may take advantage of such technology upon our patent expiry. But, within the patent protection period, we believe we can develop ourselves to produce much higher quality products using such patent technology and develop a stable customer base for a larger market share. We also believe we can develop a good reputation in our business sector within the patent protection period. As a result, even though our competitors can access to such technology after the patent protection period, we do not believe it will negatively affect our overall competitive environment.

GOVERNMENT REGULATIONS

      To its knowledge, the Company has complied with all applicable government regulations relating to its existence and conduct of business, including business licensing and registration requirements under Nevada law. To the Company's knowledge, its subsidiary, NBTI, has also complied with all relevant government regulations.

      As pertaining to the Company's subsidiary in China, Huifeng, there are several applicable governmental regulations. As an initial matter, a company must apply for a business license if it wants to operate a business in China. If the business scope requires approval according to government regulations, then the company must apply for such approval as well. Without prior approval of the administrative department in charge, no person or company can acquire a business license.

      Specifically, to engage in the pharmaceutical business in China, a company must apply for project approval from the provincial Food and Drug Supervisory Administration Bureau and for a business license from the Industrial and Commercial Bureau of Public Administration. Furthermore, such company would need to apply for license for producing medicine, which would be granted with filing numbers by the national and provincial Food and Drug Supervisory Administration Bureaus. In this regard, according to provision file No. 288 (2003) of the Food and Drug Supervisory Administration Bureau, since July 1, 2004, the production of all medicines, pharmaceutics and raw material has to meet the requirements of GMP standards. There is no compulsory requirement for GMP certification prior to July 1 2004. After obtaining the foregoing, a company would be allowed to produce medicine in China.

      Huifeng has obtained all relevant business and operational licenses, as follows:

      1. Huifeng obtained the required business license at the time of its organization.

      2. Huifeng acquired the relevant certificate for producing medicine, which was approved by the provincial Food and Drug Supervisory Administration Bureau on December 30, 2000 (license number:
            ShanZz20000136).

      3. On January 10, 2000, Huifeng was approved by the Chinese National Supervisory Administration Bureau of Foods and Drugs to produce "Rutin" and "Troxerutin" with approval numbers H61020677 and H61020678, respectively. On October 20, 2004, the Chinese National Supervisory Administration Bureau of Foods and Drugs issued a new license number H20045246 to replace license number H61020677 and a new license number H20045265 to replace license number H61020678.

      4. On February 18, 2005, the provincial Food and Drug Supervisory Administration Bureau announced that Huifeng has met the requirements for GMP certification for medicine production. Therefore, a GMP certificate with certification number ShanG0110 was granted to the Company.

      In addition, there are two ordinances governing the manufacturing of medical products in China: (1) the Ordinance for the Management of Medicine, with a total of 111 articles governing safety issues in research, manufacture, sales and use of medicine and medicinal products; and (2) the Ordinance for Medical Product Manufacturing that governs the requirements in GMP certifications to regulate the production environment, production facilities, production equipment, production technologies and environment conservation issues related to the production of medicine and medicinal products. To the Company's knowledge, Huifeng is in compliance with both of these ordinances.

      We are subject to annual inspections by the government according to the government regulations for granting of the annual operations license. The government will inspect our operations one month before the renewal of our annual operations license each year and the government is also entitled to conduct ad hoc on site inspection if the government determines that it is required to do so. The Company is also required to be inspected by government authorities on the compliance of GMP standards every six months. The Ordinance for the Management of Medicine and the ordinance for Medical Product Manufacturing stipulate also that the regulatory bodies have the right to conduct ad hoc inspections if required.

                            PRINCIPAL SHARE OWNERSHIP

The Record Date for purposes of determining the shareholders entitled to approve the Amendment and the Reverse Split was March 23, 2005. As of the Record Date, the Company had a total of 93,604,958 shares of Common Stock issued and outstanding. The following table sets forth, as of the date of this Schedule, stock ownership of each executive officer and director of the Company, of all executive officers and directors of the Company as a group, and of each person known by the Company to be a beneficial owner of 5% or more of its Common Stock. Except as otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power as to such shares. No person listed below has any options, warrant or other right to acquire additional securities of the Company, except as may be otherwise noted.

---------------------------------------------------- ---------------------- ----------------
Name and Address                                     Number of Shares       Percent of Class
                                                     Beneficially Owned
---------------------------------------------------- ---------------------- ----------------

---------------------------------------------------- ---------------------- ----------------
Jing An Wang (Chief Executive Officer)               46,584,436 shares((1)  49.77%
c/o
Vincent & Rees, LC
175 East 400 South, Suite 1000
Salt Lake City, UT 84111
---------------------------------------------------- ---------------------- ----------------
Xinwe Hou (Director, Secretary)                      3,633,102 shares       3.88%
c/o
Vincent & Rees, LC
175 East 400 South, Suite 1000
Salt Lake City, UT 84111
---------------------------------------------------- ---------------------- ----------------
San Ding Tao (Chief Financial Officer)               3,633,102 shares       3.88%
c/o
Vincent & Rees, LC
175 East 400 South, Suite 1000
Salt Lake City, UT 84111
---------------------------------------------------- ---------------------- ----------------
Xi'an Renfeng Investment Ltd. Co                     9,284,593 shares       9.92%
c/o
Vincent & Rees, LC
175 East 400 South, Suite 1000
Salt Lake City, UT 84111
---------------------------------------------------- ---------------------- ----------------

---------------------------------------------------- ---------------------- ----------------

---------------------------------------------------- ---------------------- ----------------
All Directors and Officers as a Group (3 persons)    53,850,640 shares      57.53%
---------------------------------------------------- ---------------------- ----------------

      (1) Although Mr. Wang directly owns 37,299,843 shares of the Company's common stock, Mr. Wang is also the controlling shareholder of Xi'an Renfeng Investment Ltd. Co., which owns 9,284,593 shares of the Company's common stock, making his total direct and indirect beneficial ownership equal to 46,584,436 common shares.

The following table sets forth certain information regarding beneficial ownership of common stock as of June 15, 2005 by each person known to us to own beneficially more than 5% of our common stock, each of our directors, each of our named executive officers; and all executive officers and directors as a group assuming the conversion of the $1,900,000 Promissory Note into 10,465,725 shares of post 18 for 1 reverse split common stock.


Name            Position Held                   Shares Owned       % Owned
----            -------------                   ------------       -------
Jingan Wang     Chief Executive Officer             7,305,074      46.63%
Sanding Tao     Chief Financial Officer               201,839       1.29%

Xinwen Hou      Director and Secretary              1,248,412       7.97%
Zhang Junqi                                         1,046,573       6.68%
Wang Bijun                                          1,046,573       6.68%
Wang Zhilan                                         1,046,573      6.68.%
Wang Xugang                                         1,046,573       6.68%


All directors and executive officers as a group     8,755,325      55.89%



The Company is subject to the informational requirements of the Securities Act of 1934 and, in accordance therewith, files reports and other information with the Securities and Exchange Commission (the "SEC"). The Information Statement and such reports and other information may be inspected without charge at the Public Reference Room maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material may be obtained therefrom at prescribed rates. Information on the operation of the Public Reference Room is available by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an Internet site where the Information Statement and other information filed with the SEC may be retrieved, and the address of such site is http://www.sec.goc. Statements made in this Information Statement concerning the
-------------------
contents of any document referred to herein are not necessarily complete.

By Order of the Board of Directors of

SECURED DATA, INC.

By: /s/ Jing an Wang
----------------------------
    Jing an Wang
    Chairman and Chief Executive Officer

                                   EXHIBIT "A"

1.    ARTICLE FIRST is amended to read as follows:

"FIRST. The name of the Company shall be Huifeng Bio-pharmaceutical Technology Inc."

2. ARTICLE FOURTH is amended by adding an additional sentence to the end of said Article of Incorporation to read as follows:

      "Each block of eighteen (18) shares of $0.001 par value common stock of the Company which is issued and outstanding shall be, and hereby is, split-up and changed into one (1) fully paid and non-assessable share of $0.000555 par value common stock of the Company."

                               SECURED DATA, INC.
                                AND SUBSIDIARIES
                              FINANCIAL STATEMENTS
               AS OF DECEMBER 31, 2004 (CONSOLIDATED AND RESTATED)
                       SECURED DATA, INC. AND SUBSIDIARIES

                                    CONTENTS

                                                                           Pages

Report of Independent Registered Public Accounting Firm                      1

Balance Sheet as of December 31, 2004 (Consolidated and Restated)            2

Statements of Operations and Comprehensive loss for the years
  ended December 31, 2004 (Consolidated and Restated) and 2003               3

Statements of Stockholders' Equity for the years ended December 31, 2004
  (Consolidated and Restated) and 2003                                       4

Statements of Cash Flows for the years ended December 31, 2004
  (Consolidated and Restated) and 2003                                       5

Notes to Consolidated Financial Statements as of December 31, 2004
  (Restated)                                                            6 - 14

Jimmy C.H. Cheung & Co
Certified Public Accountants
(A member of Kreston International)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of:
Secured Data, Inc. and Subsidiaries

We have audited the accompanying balance sheet of Secured Data, Inc. and subsidiaries as of December 31, 2004 (consolidated) and the related statements of operations and comprehensive loss, changes in stockholders' equity and cash flows for the years ended December 31, 2004 (consolidated) and 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits of the financial statements provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Secured Data, Inc. and subsidiaries, as of December 31, 2004 (consolidated and restated), and the results of its operations and its cash flows for the years ended December 31, 2004 (consolidated and restated) and 2003, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2, the accompanying consolidated financial statements for the year ended December 31, 2004 have been restated.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 14 to the consolidated financial statements, the Company had a net loss of $219,730, an accumulated deficit of $2,034,098 and a working capital deficiency of $342,854 and used cash in operations of $526,363. These factors raise substantial doubt about its ability to continue as a going concern. Management's plans concerning this matter are also described in Note 14. The accompanying consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.




JIMMY C.H. CHEUNG & CO
Certified Public Accountants


Hong Kong

Date: April 11, 2005 except for Note 2, to which the date is June 17, 2005.


         304 Dominion Centre, 43 Queen's Road East, Wanchai, Hong Kong
Tel: (852) 25295500 Fax: (852) 28651067 Email: jchc@krestoninternational.com.hk
                      Website: http://www.jimmycheungco.com

                       SECURED DATA, INC. AND SUBSIDIARIES
                                  BALANCE SHEET
               AS OF DECEMBER 31, 2004 (CONSOLIDATED AND RESTATED)

                                     ASSETS


                                                                                  2004
                                                                         (As Restated)
                                                                          ------------
CURRENT ASSETS
    Cash and cash equivalents                                             $    167,511
    Accounts receivable, net of allowances                                     104,144
    Inventories, net                                                         1,302,025
    Due from stockholders                                                       62,493
    Other assets                                                               335,058
                                                                          ------------
        Total Current Assets                                                 1,971,231

PROPERTY AND EQUIPMENT, NET                                                    879,503

LAND USE RIGHTS, NET                                                           133,974

OTHER ASSETS
    Investment in affiliate                                                     31,190
                                                                          ------------
TOTAL ASSETS                                                              $  3,015,898
                                                                          ------------


                                   LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
    Accounts payable                                                      $     56,454
    Other payables and accrued expenses                                        145,191
    Value added tax payables                                                    12,323
    Income tax and other tax payables                                            6,684
    Convertible note payable                                                 1,900,000
    Due to stockholders                                                        193,433
                                                                          ------------
        Total Current Liabilities                                            2,314,085
                                                                          ------------

COMMITMENTS AND CONTINGENCIES                                                       --

MINORITY INTEREST                                                               58,915
                                                                          ------------

STOCKHOLDERS' EQUITY
    Preferred stock, $0.001 par value, 5,000,000 shares authorized,
        none issued and outstanding                                                 --
    Common stock, $0.001 par value, 100,000,000 shares authorized,
        93,604,958 shares issued and outstanding                                93,605
    Additional paid-in capital                                               2,583,391
    Retained earnings (deficit)
      Unappropriated                                                        (2,041,348)
      Appropriated                                                               7,250
                                                                          ------------
        Total Stockholders' Equity                                             642,898
                                                                          ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                $  3,015,898
                                                                          ------------

    The accompanying notes are an integral part of these financial statements

                       SECURED DATA, INC. AND SUBSIDIARIES
                 STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
   FOR THE YEARS ENDED DECEMBER 31, 2004 (CONSOLIDATED AND RESTATED) AND 2003

                                                                         2004
                                                               (Consolidated)
                                                                (As Restated)            2003
                                                                 ------------    ------------
NET SALES                                                        $  2,478,763    $    715,859

COST OF SALES                                                      (2,235,189)       (683,430)
                                                                 ------------    ------------

GROSS PROFIT                                                          243,574          32,429
                                                                 ------------    ------------

OPERATING EXPENSES
    Selling expenses and distribution expenses                         41,569          49,833
    General and administrative expenses                               415,342          41,729
    Depreciation and amortization                                       9,012           5,543
                                                                 ------------    ------------
           Total Operating Expenses                                   465,923          97,105
                                                                 ------------    ------------

LOSS FROM OPERATIONS                                                 (222,349)        (64,676)

OTHER INCOME (EXPENSES)
    Equity in loss of affiliate                                          (211)             --
    Interest income, net                                                1,260          51,762
    Other income, net                                                     711             272
                                                                 ------------    ------------
           Total Other Income                                           1,760          52,034

                                                                 ------------    ------------
LOSS FROM OPERATIONS BEFORE TAXES AND MINORITY INTEREST              (220,589)        (12,642)

INCOME TAX EXPENSE                                                     (7,503)             --

MINORITY INTEREST                                                       8,362           6,606
                                                                 ------------    ------------

NET LOSS                                                             (219,730)         (6,036)

OTHER COMPREHENSIVE  LOSS
    Foreign currency translation loss                                      --              --
                                                                 ------------    ------------

COMPREHENSIVE LOSS                                               $   (219,730)   $     (6,036)
                                                                 ------------    ------------

Net loss per share-basic and diluted                             $     (0.003)   $         --
                                                                 ------------    ------------

Weighted average number of shares outstanding during the year-
    basic and diluted                                              81,123,434      80,735,590
                                                                 ------------    ------------


    The accompanying notes are an integral part of these financial statements

                       SECURED DATA, INC. AND SUBSIDIARIES
                       STATEMENTS OF STOCKHOLDERS' EQUITY
   FOR THE YEARS ENDED DECEMBER 31, 2004 (CONSOLIDATED AND RESTATED) AND 2003

                                                                                                         Additional
                                            Preferred Stock                  Common Stock                  paid-in
                                       Shares           Amount           Shares           Amount           capital
                                   --------------   --------------   --------------   --------------    --------------
Balance at January 1, 2003                      $               --       80,735,590   $       80,736    $    4,446,260

Net loss for the year                                           --                                --                --
                                   --------------   --------------   --------------   --------------    --------------
Balance at December 31, 2003                   --               --       80,735,590           80,736         4,446,260

Stock issued in recapitalization                                --       12,869,368           12,869          (465,640)

Recapitalization                                                --               --               --        (1,397,229)

Net loss for the year                                           --                                --                --

Transfer to statutory and staff
    welfare reserves                                            --                                --                --
                                   --------------   --------------   --------------   --------------    --------------
Balance at December 31, 2004
(consolidated)                                 --   $           --       93,604,958   $       93,605    $    2,583,391
                                   --------------   --------------   --------------   --------------    --------------


                                   Unappropriated     Appropriated
                                      retained          retained
                                       deficit          earnings           Total
                                   --------------    --------------    --------------
Balance at January 1, 2003         $   (1,808,415)   $           83         2,718,664

Net loss for the year                      (6,036)               --            (6,036)
                                   --------------    --------------    --------------
Balance at December 31, 2003           (1,814,451)               83         2,712,628

Stock issued in recapitalization       (1,397,229)               --        (1,850,000)

Recapitalization                        1,397,229                --                --

Net loss for the year                    (219,730)               --          (219,730)

Transfer to statutory and staff
    welfare reserves                       (7,167)            7,167                --
                                   --------------    --------------    --------------
Balance at December 31, 2004
(consolidated)                     $   (2,041,348)   $        7,250           642,898
                                   --------------    --------------    --------------

    The accompanying notes are an integral part of these financial statements

                       SECURED DATA, INC. AND SUBSIDIARIES
                            STATEMENTS OF CASH FLOWS
   FOR THE YEARS ENDED DECEMBER 31, 2004 (CONSOLIDATED AND RESTATED) AND 2003

                                                                                  2004
                                                                          (As Restated)           2003
                                                                          ------------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES
    Net loss                                                              $   (219,730)   $     (6,036)
    Adjusted to reconcile net loss to cash provided
       by (used in) operating activities:
       Depreciation and amortization - cost of sales                            85,085          72,185
       Depreciation and amortization                                             9,012              --
       Equity in loss of affiliate                                                 211              --
       Minority interest                                                        (8,362)         (6,606)
    Changes in operating assets and liabilities (Increase) decrease in:
       Accounts receivable, net                                                122,023        (178,863)
       Inventories, net                                                       (405,019)        319,450
       Other receivables                                                      (236,920)        (69,131)
       Increase (decrease) in:
       Accounts payable                                                          7,194         (15,876)
       Other payables and accrued expenses                                     101,234         (24,423)
       Value added tax payables                                                 12,323              --
       Income tax and other taxes payable                                        6,586              --
                                                                          ------------    ------------
       Net cash (used in) provided by operating activities                    (526,363)         90,700
                                                                          ------------    ------------

CASH FLOWS FROM INVESTING ACTIVITIES
    Decrease in notes receivable                                               506,774              --
    Decrease (increase) in due from stockholders                               569,717        (133,421)
    Purchase of property and equipment                                        (305,070)        (19,134)
    Investment in affiliate                                                    (31,401)             --
    Acquisition of land use rights                                            (134,661)             --
                                                                          ------------    ------------
       Net cash provided by (used in) investing activities                     605,359        (152,555)
                                                                          ------------    ------------

CASH FLOWS FROM FINANCING ACTIVITIES
    (Decrease) increase in note payable                                       (241,642)         59,806
    Contribution by the stockholders                                            50,000              --
    Increase (decrease) in due to stockholders                                 184,354         (99,317)
                                                                          ------------    ------------
       Net cash provided by (used in) financing activities                      (7,288)        (39,511)
                                                                          ------------    ------------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                            71,708        (101,366)

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR                                  95,803         197,169
                                                                          ------------    ------------

CASH AND CASH EQUIVALENTS AT END OF YEAR                                  $    167,511    $     95,803
                                                                          ------------    ------------

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid during the year for:
    Income taxes                                                          $     (7,503)   $         --
                                                                          ------------    ------------

    Interest expenses                                                     $         --    $     (2,152)
                                                                          ------------    ------------



SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:

During 2004, the Company issued 80,735,590 shares of common stock for 30% of the common stock of Northwest.

During 2004, the Company issued a Convertible Promissory Note of $1,900,000 for 70% of the common stock of Northwest.


    The accompanying notes are an integral part of these financial statements

                       SECURED DATA, INC. AND SUBSIDIARIES
                        NOTES TO THE FINANCIAL STATEMENTS
               AS OF DECEMBER 31, 2004 (CONSOLIDATED AND RESTATED)


1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

      (A)   Organization

            Secured Data, Inc. ("Secured Data") is a US listed company which was incorporated in Nevada on March 16, 2000 under the name Enternet, Inc. On May 23, 2002, the Articles of Incorporation were amended to change the name of the Company to Secured Data, Inc.

            Northwest Bio-Technic Inc. ("Northwest") was incorporated in the British Virgin Islands ("BVI") on June 25, 2004. Xian Huifeng Biochemistry Joint-Stock Company Limited ("Huifeng Biochemistry") was incorporated in the People's Republic of China ("PRC") on January 20, 2000 as a company with limited liabilities and was restructured as a joint stock company on September 29, 2002 under the laws of the PRC.

            Huifeng Biochemistry produces plant extracts and bio-chemical products used as pharmaceutical raw materials in the PRC. Most of its products are distributed within the PRC and some European countries.

            On August 23, 2001, Huifeng Biochemistry established a 70% owned subsidiary, Xian Huifeng Biochemistry Engineering Company Limited ("Huifeng Engineering") in the PRC with a registered capital of $265,778. The subsidiary has no operations since its incorporation.

            On June 16, 2004 Huifeng Biochemistry acquired an 86.7% interest in Baoji Jinsen Pharmaceutical Company Limited, later renamed to Xian Huifeng Pharmaceutical Company Limited ("Huifeng Pharmaceutical"), a limited liability company in the PRC. On November 10, 2004 Huifeng Pharmaceutical increased its registered capital from $181,159 to $603,865. The increased registered capital was fully subscribed by a stockholder of the Company, diluting the Company's interest in Huifeng Pharmaceutical from 86.7% to 26%.

            During 2004, Huifeng Biochemistry's shareholders exchanged 100% of their ownership of Huifeng Biochemistry for 500,000 shares of Northwest under a reorganization plan. The transfer has been accounted for as a reorganization of entities under common control as the companies were beneficially owned by principally identical shareholders and share common management.

            On December 20, 2004, pursuant to a Stock Purchase Agreement, a Secured Data shareholder sold 7,229,601 shares in Secured Data to two Northwest shareholders for $300,000. On the same date, Secured Data entered into an Agreement and Plan of Reorganization with the shareholders of Northwest to exchange 30% of Northwest's outstanding shares for 80,735,590 shares of Secured Data. In addition, the Agreement calls for Secured Data to issue a Convertible Promissory Note for $1,900,000 that is convertible into 10,465,725 (post a one for eighteen reverse split) shares of Secured Data for the remaining 70% of Northwest. As of April 11, 2005, the Convertible Note has not been exercised.

            The merger of Secured Data and Northwest has been recorded as a recapitalization by Northwest, with Northwest being treated as the continuing entity. The financial statements have been prepared as if the reorganization had occurred retroactively. Secured Data, Northwest, Huifeng Biochemistry and Huifeng Engineering are hereafter referred to as (the "Company"). The transactions were treated for accounting purposes as a capital transaction and recapitalization by the accounting acquirer ("Northwest") and as a reorganization by the accounting acquiree ("Secured Data").

            Accordingly, the financial statements include the following:

            (1) The balance sheet consists of the net assets of the acquirer at historical cost and the net assets of the acquiree at historical cost.

            (2) The statement of operations includes the operations of the acquirer for the periods presented and the operations of the acquiree from the date of the merger.

                       SECURED DATA, INC. AND SUBSIDIARIES
                        NOTES TO THE FINANCIAL STATEMENTS
               AS OF DECEMBER 31, 2004 (CONSOLIDATED AND RESTATED)


1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

      (B)   Use of estimates

            The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      (C)   Principles of consolidation

            The accompanying 2004 consolidated financial statements include the accounts of Secured Data and its 100% owned subsidiary Northwest, 100% owned subsidiary Huifeng Biochemistry, 70% owned subsidiary Huifeng Engineering and 86.7% owned subsidiary Huifeng Pharmaceutical from the date of its acquisition on June 16, 2004 to the date of its dilution in November 10, 2004. The Company accounts for its investment in Huifeng Pharmaceutical from November 11, 2004 to December 31, 2004 under the equity method of accounting. The accompanying 2003 financial statements include the accounts of Huifeng Biochemistry and its 70% owned subsidiary Huifeng Engineering. Minority interest represents the minority shareholders' proportionate share of Huifeng Engineering and Huifeng Pharmaceutical. All significant inter-company balances and transactions have been eliminated in consolidation.

      (D)   Cash and cash equivalents

            For purpose of the statements of cash flows, cash and cash equivalents include cash on hand and demand deposits with a bank with a maturity of three months or less.

      (E)   Accounts receivable

            The Company extends unsecured credit to its customers in the ordinary course of business but mitigates the associated risks by performing credit checks and actively pursuing past due accounts. An allowance for doubtful accounts is established and recorded based on managements' assessment of the credit history with the customer and current relationships with them. As of December 31, 2004 the Company considers all its accounts receivable to be collectable and no provision for doubtful accounts has been made in the financial statements.

      (F)   Inventories

            Inventories are stated at the lower of cost or market value, cost being determined on a first in, first out method. The Company provides for inventory allowances based on excess and obsolete inventories determined principally by customer demand.

      (G)   Property and equipment

            Property and equipment are stated at cost, less accumulated depreciation. Expenditures for additions, major renewals and betterments are capitalized and expenditures for maintenance and repairs are charged to expense as incurred.

            Depreciation is provided on a straight-line basis, less estimated residual value over the assets' estimated useful lives. The estimated useful lives are as follows:

            Plant and machinery                        10 Years
            Motor vehicles                             10 Years
            Furniture, fixtures and equipment           5 Years

            Land use rights are stated at cost, less accumulated amortization. The land use rights are amortized over the term of the relevant rights of 50 years from the date of acquisition.

                       SECURED DATA, INC. AND SUBSIDIARIES
                        NOTES TO THE FINANCIAL STATEMENTS
               AS OF DECEMBER 31, 2004 (CONSOLIDATED AND RESTATED)


1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

      (H)   Long-lived assets

            The Company accounts for long-lived assets under the Statements of Financial Accounting Standards Nos. 142 and 144 "Accounting for Goodwill and Other Intangible Assets" and "Accounting for Impairment or Disposal of Long-Lived Assets" ("SFAS No. 142 and 144"). In accordance with SFAS No. 142 and 144, long-lived assets, goodwill and certain identifiable intangible assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. For purposes of evaluating the recoverability of long-lived assets, when undiscounted future cash flows will not be sufficient to recover an asset's carrying amount, the asset is written down to its fair value.

      (I)   Fair value of financial instruments

            Statement of Financial Accounting Standards No. 107, "Disclosure About Fair Value of Financial Instruments," requires certain disclosures regarding the fair value of financial instruments. Trade accounts receivable, accounts payable, and accrued liabilities are reflected in the financial statements at fair value because of the short-term maturity of the instruments.

      (J)   Revenue recognition

            The Company recognizes revenue upon delivery or shipment of the products, at which time title passes to the customer provided that: there are no uncertainties regarding customer acceptance; persuasive evidence of an arrangement exists; the sales price is fixed or determinable; and collectability is deemed probable.

      (K)   Income taxes

            The Company accounts for income taxes under the Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("Statement 109"). Under Statement 109, deferred tax assets and liabilities are recognized fort the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date.

            PRC income tax is computed according to the relevant laws and regulations in the PRC. The Company's subsidiaries being registered as a new and high technology enterprise is entitled to an income tax reduction. According to the document of reductions approved by the local tax bureau, the income tax rate was reduced from 33% to 15% on a permanent basis. The income tax expenses for 2004 and 2003 were $7,503 and $0 respectively.

      (L)   Foreign currency translation

            The functional currency of the Company is the Chinese Renminbi ("RMB"). Transactions denominated in currencies other than RMB are translated into United States dollars using year end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital transaction occurred. Net gains and losses resulting from foreign exchange translations are included in the statements of operations and stockholder's equity as other comprehensive income (loss). Cumulative translation adjustment amounts were insignificant at and for the years ended December 31, 2004 and 2003 as the RMB is pegged to the United States dollar.

                       SECURED DATA, INC. AND SUBSIDIARIES
                        NOTES TO THE FINANCIAL STATEMENTS
               AS OF DECEMBER 31, 2004 (CONSOLIDATED AND RESTATED)


1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

      (M)   Comprehensive loss

            The foreign currency translation gain or loss resulting from translation of the financial statements expressed in RMB to United States Dollar is reported as other comprehensive loss in the statements of operations and stockholders' equity. Cumulative translation adjustment amounts were insignificant at and for the years ended December 31, 2004 and 2003.

      (N)   Loss per share

            Basic loss per share is computed by dividing loss available to common shareholders by the weighted average number of common shares outstanding during the period. Diluted income per share is computed similar to basic loss per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive.

            The weighted average number of shares used to compute the basic and diluted loss per share in these financial statements would potentially be further diluted in the future had the convertible promissory note of $1,900,000 (note 9) be exercised.


      (O)   Segments

            The Company operates in only one segment, thereafter segment disclosure is not presented.

      (P)   Recent Accounting Pronouncements

            Statement of Financial Accounting Standards ("SFAS") No. 151, "Inventory Costs - an amendment of ARB No. 43, Chapter 4 SFAS No. 152, "Accounting for Real Estate Time-Sharing Transactions - an amendment of FASB Statements No. 66 and 67," SFAS No. 153, "Exchanges of Non-monetary Assets - an amendment of APB Opinion No. 29," and SFAS No. 123 (revised 2004), "Share-Based Payment," were recently issued. SFAS No. 151, 152, 153 and 123 (revised 2004) have no current applicability to the Company and have no effect on the financial statements.

                       SECURED DATA, INC. AND SUBSIDIARIES
                        NOTES TO THE FINANCIAL STATEMENTS
               AS OF DECEMBER 31, 2004 (CONSOLIDATED AND RESTATED)


2.    RESTATEMENT OF FINANCIAL STATEMENTS

      The Company originally recorded during the year ended December 31, 2004, the costs incurred by SCRE prior to the reverse merger as expenses of the Company for that year. Under reverse merger accounting such costs should be treated as a reduction of additional paid in capital. The Company has restated these costs in the Balance Sheet, Statement of Operations, Statement of Stockholders' Equity and the Statement of Cash Flows.

      A summary of significant effects of the restatement is as follows:

                                                December 31,
                                                        2004    December 31,
                                              (As Previously            2004
Statement of Operations                            Reported)   (As Restated)
                                                ------------    ------------

Net sales                                       $  2,478,763    $  2,478,763
Cost of sales                                     (2,235,189)     (2,235,189)
Gross profit                                         243,574         243,574
Operating expenses                                   964,637         465,923
Loss from operations                                (721,063)       (222,349)
Other income (expenses)                                1,760           1,760
Income tax expense                                    (7,503)         (7,503)
Minority interest                                      8,362           8,362
Net loss                                            (718,444)       (219,730)
Net loss per share-basic and diluted            $      (0.01)   $     (0.003)
Weighted average number of shares outstanding
    during the year-basic and diluted             81,123,434      81,123,434

                                               December 31,
                                                       2004      December 31,
                                             (As Previously              2004
Balance sheet                                     Reported)     (As Restated)
                                             --------------    --------------

Current assets                               $    1,971,231    $    1,971,231
Property and equipment, net                         879,503           879,503
Land use rights, net                                133,974           133,974
Other assets                                         31,190            31,190
Total assets                                      3,015,898         3,015,898
Current liabilities                               2,314,085         2,314,085
Minority interest                                    58,915            58,915
Stockholders' equity
    Common stock                                     93,605            93,605
    Additional paid-in capital                    3,082,105         2,583,391
    Retained earnings (deficit)
      Unappropriated                             (2,540,062)       (2,041,348)
      Appropriated                                    7,250             7,250
Total liabilities and stockholders' equity   $    3,015,898    $    3,015,898

3.    ACCOUNTS RECEIVABLE

      Accounts receivable at December 31, 2004 consisted of the following:

                                            2004
                                        --------

Accounts receivable                     $104,144
Less: allowance for doubtful accounts         --
                                        --------
Accounts receivable, net                $104,144
                                        --------

      As of December 31, 2004 and 2003, the Company considered all accounts receivable collectable and has not recorded a provision for doubtful accounts.

                       SECURED DATA, INC. AND SUBSIDIARIES
                        NOTES TO THE FINANCIAL STATEMENTS
               AS OF DECEMBER 31, 2004 (CONSOLIDATED AND RESTATED)


4.    INVENTORIES

      Inventories at December 31, 2004 consisted of the following:

                                              2004
                                        ----------

      Raw materials                     $1,047,781
      Work-in-progress                      11,917
      Finished goods                       242,327
                                        ----------
                                         1,302,025
      Less: provision of obsolescence           --
                                        ----------
                                        $1,302,025
                                        ----------

      For the year ended December 31, 2004 and 2003, the Company did not have any obsolete inventories.


5.    OTHER ASSETS

      Other assets at December 31, 2004 consisted of the following:

                                       2004
                                   --------

      Short-term note receivable   $181,159
      Advances to staff              39,227
      Prepayments                    63,018
      Trade deposits paid            32,590
      Other                          19,064
                                   --------
                                   $335,058
                                   --------

6.    PROPERTY AND EQUIPMENT

      The following is a summary of property and equipment at December 31, 2004:

                                                          2004
                                                    ----------

      Plant and machinery                           $  769,476
      Motor vehicles                                    87,262
      Furniture and office equipment                    20,251
      Construction in progress - factory building      286,039
                                                    ----------
                                                     1,163,028
      Less: accumulated depreciation                   283,525
                                                    ----------
      Property and equipment, net                   $  879,503
                                                    ----------

      Depreciation expenses for the years ended December 31, 2004 and 2003 were $93,411 and $72,185 respectively.


7.    INVESTMENT IN AFFILIATE

      On June 16, 2004, the Company's subsidiary Xian Huifeng Biochemistry Joint-Stock Company Limited ("Huifeng Biochemistry") acquired an 86.7% interest in Baoji Jinsen Pharmaceutical Company Limited, later renamed to Xian Huifeng Pharmaceutical Company Limited ("Huifeng Pharmaceutical"), which owns licenses to manufacture two pharmaceutical products in the PRC. The balance of 13.3% is held by a stockholder of the Company. On November 10, 2004 Huifeng Pharmaceutical increased its registered capital from $181,159 to $603,865. The increased registered capital was fully subscribed by a stockholder of the Company, diluting the Company's interest in Huifeng Pharmaceutical from 86.7% to 26%.

                       SECURED DATA, INC. AND SUBSIDIARIES
                        NOTES TO THE FINANCIAL STATEMENTS
               AS OF DECEMBER 31, 2004 (CONSOLIDATED AND RESTATED)


7.    INVESTMENT IN AFFILIATE (CONTINUED)

      A summary of the unaudited financial statements of the affiliate as of December 31, 2004 is as follows:

      Current assets                                         $ 425,641
      Non-current assets                                         1,086
                                                             ---------
      Total assets                                             426,727
                                                             ---------
      Current liabilities                                        4,831
      Stockholders' equity                                     421,896
                                                             ---------
      Total liabilities and stockholders' equity             $ 426,727
                                                             ---------
      Revenue                                                $      --
                                                             ---------
      Net loss from November 11, 2004 to December 31, 2004        (810)
                                                             ---------

      The Company's share of the loss for 2004 :
      Company share at 26% and equity in loss of affiliate   $    (211)
                                                             ---------

8.    OTHER PAYABLES AND ACCRUED EXPENSES

      Other payables and accrued liabilities at December 31, 2004 consist of the following:

                                             2004
                                         --------

      Other payables                     $ 24,640
      Accrued expenses                    113,599
      Deposits received from customers      6,952
                                         --------
                                         $145,191
                                         --------

9.    CONVERTIBLE NOTE PAYABLE


     Note payable at December 31, 2004 consists of the following:

                                         2004
                                   ----------

     Convertible Promissory Note   $1,900,000
                                   ----------

     Pursuant to a Convertible Promissory Note, the Company promises to pay to Shareholders or their registered assigns, the principal sum of $1,900,000 on June 30, 2005 or such earlier date as the Convertible Note is required or permitted to be repaid as provided hereunder the maturity date, and to pay interest to the Holders on the aggregate unconverted and then outstanding principal amount of this Convertible Note at the rate of 5% per annum, payable on the maturity date as set forth herein. Interest shall be calculated on the basis of a 360 day year and shall accrue on the maturity date. On the maturity date, the Company may, in its sole discretion, pay the principal sum by issuing to the Holder 10,465,725 shares of the Company's restricted common stock at $0.1815 per share, provided a required 1 for 18 reverse stock split of the common stock has been effected. As of April 11, 2005, the Convertible Promissory Note has not been exercised.


10.   COMMITMENTS AND CONTINGENCIES

      (A)   Employee benefits

            The full time employees of the Company are entitled to employee benefits including medical care, welfare subsidies, unemployment insurance and pension benefits through a Chinese government mandated multi-employer defined contribution plan. The Company is required to accrue for those benefits based on certain percentages of the employees' salaries and make contributions to the plans out of the amounts accrued for medical and pension benefits. The total provision and contributions made for such employee benefits was $3,607 and $4,508 for the years ended December 31, 2004 and 2003, respectively. The Chinese government is responsible for the medical benefits and the pension liability to be paid to these employees.

                       SECURED DATA, INC. AND SUBSIDIARIES
                        NOTES TO THE FINANCIAL STATEMENTS
               AS OF DECEMBER 31, 2004 (CONSOLIDATED AND RESTATED)


10. COMMITMENTS AND CONTINGENCIES (CONTINUED)

(B)      Commitments

         The Company occupies office space from a third party under an operating lease which expires on March 2006 at a quarterly rental of $3,080. Accordingly, for 2004 and 2003, the Company recognized rental expense for this space in the amount of $12,319 and $12,319, respectively.

         As of December 31, 2004, the Company has outstanding commitments with respect to non-cancelable operating leases, which are due as follows:


11.   SHAREHOLDERS' EQUITY

      (A)   Stock issuances

            On December 20, 2004 the Company entered into an Agreement and Plan of Reorganization with Northwest Bio-Technic Inc ("Northwest") to acquire 100% of Northwest equity. The Company issued 80,735,590 shares in exchange for 30% of Northwest's outstanding shares.

            The Company has authorized up to 5,000,000 shares of preferred stock with a par value of $0.001 per share. The preferred stock can be issued in various series with varying dividend rates and preferences. At December 31, 2004 there are no issued series or shares of preferred stock.

      (B)   Appropriated retained earnings

            The Company's wholly owned subsidiary, Huifeng Biochemistry is required to make appropriations to reserves funds, comprising the statutory surplus reserve, statutory public welfare fund and discretionary surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the People's Republic of China (the "PRC GAAP"). Appropriation to the statutory surplus reserve should be at least 10% of the after tax net income determined in accordance with the PRC GAAP until the reserve is equal to 50% of the entities' registered capital. Appropriations to the statutory public welfare fund are at 5% to 10% of the after tax net income determined in accordance with the PRC GAAP. The statutory public welfare fund is established for the purpose of providing employee facilities and other collective benefits to the employees and is non-distributable other than in liquidation. Appropriations to the discretionary surplus reserve are made at the discretion of the Board of Directors.

            During 2004 and 2003, the Company's wholly owned subsidiary Huifeng Biochemistry appropriated $7,167 and $83, respectively to the reserves funds based on its net income under PRC GAAP.


12.   RELATED PARTY TRANSACTIONS

      The Company had advanced funds totaling $62,493 and $632,210 to stockholders as of December 31, 2004 and 2003 respectively as short-term, unsecured loans free of interest payment.

      Stockholders had also advanced funds totaling $193,433 and $9,079 to the Company as of December 31, 2004 and 2003 respectively as short-term, unsecured loans free of interest payment.

      During 2004, the Company issued 6,232,290 shares of common stock having a fair value of $349,008 at $0.056 to a shareholder as repayment of cash advances of $373,937 to operate the Company's business. The Company recognized operating expenses of $373,937 as of December 31, 2004.

      The Company issued a Convertible Promissory Note of $1,900,000 to the shareholders of Northwest, the Note is convertible into 10,465,725 (post a one for eighteen reverse split) shares to exchange for 70% of the outstanding shares of Northwest.

      See Note 1 (A) for transactions with Northwest and its subsidiaries.

                       SECURED DATA, INC. AND SUBSIDIARIES
                        NOTES TO THE FINANCIAL STATEMENTS
               AS OF DECEMBER 31, 2004 (CONSOLIDATED AND RESTATED)


13.   CONCENTRATIONS AND RISKS

      During 2004 and 2003, 100% of the Company's assets were located in China and 90% of the Company's revenues were derived from companies located in China.

      The Company relied on two customers for approximately $790,217 and $802,324 respectively representing in aggregate 63% of sales for the year ended December 31, 2004, and three customers for approximately $78,865, $129,710 and 170,870 respectively representing in aggregate 58% of sales for the year ended December 31, 2003. At December 31, 2004 and 2003, accounts receivable from those customers totaled $32,119 and $149,814 respectively.

      The Company also relied on four suppliers for approximately $443,718, $269,547, $288,832 and $339,895 respectively representing in aggregate 62% of purchases for the year ended December 31, 2004, and three suppliers for approximately $107,789, $146,781 and $148,827 respectively representing in aggregate 72% of purchases for the year ended December 31, 2003. At December 31, 2004 and 2003, accounts payable to those two suppliers totaled $1,182 and $41,472 respectively.

14.   GOING CONCERN

      As reflected in the accompanying consolidated financial statements, the Company has an accumulated deficit of $2,034,098 at December 31, 2004 which includes a net loss of $219,730 for the year ended December 31, 2004. The Company's current liabilities exceed its current assets by $342,854 and the Company used cash in operation of $526,363. These factors raise substantial doubt about its ability to continue as a going concern. In view of the matters described above, recoverability of a major portion of the recorded asset amounts shown in the accompanying consolidated balance sheet is dependent upon continued operations of the company, which in turn is dependent upon the Company's ability to raise additional capital, obtain financing and succeed in its future operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

      The Company incurred transaction costs associated with the reverse merger of $247,000 and costs associated with the removal of factory of approximately $55,000. Total one off expenses of $302,000 made up the 73% of total general and administrative expenses without which the Company would be profitable.

      The Company is also taking steps to increase its operating capacity and service providers to implement its business plan. Management believes that actions presently being taken to implement its business plan and generate revenues provide the opportunity for the Company to continue as a going concern.


15.   SUBSEQUENT EVENT

      On March 23, 2005 the Company's Board of Directors approved, subject to the approval of the Company's stockholders, an 18 for 1 reverse split of the Company's issued and outstanding common stock and an amendment to its Articles of Incorporation changing the name of the Company to "Huifeng Bio-pharmaceutical Technology Inc."

PART I.  FINANCIAL INFORMATION

Item 1.  Financial Statements

                       SECURED DATA, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEET
                         AS OF JUNE 30, 2005 (UNAUDITED)


                                     ASSETS

CURRENT ASSETS
    Cash and cash equivalents                                         $    343,758
    Accounts receivable                                                    462,158
    Inventories, net                                                     1,431,090
    Loans receivable                                                       422,705
    Tax receivable                                                          13,094
    Due from stockholders                                                  258,290
    Other receivables                                                      337,059
                                                                      ------------
        Total Current Assets                                             3,268,154

PROPERTY AND EQUIPMENT, NET                                              2,355,933

LAND USE RIGHTS, NET                                                       132,601
                                                                      ------------
TOTAL ASSETS                                                          $  5,756,688
                                                                      ------------


                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
    Accounts payable                                                  $     88,988
    Other payables and accrued expenses                                    109,243
    Income tax and other tax payables                                       25,787
    Convertible note payable                                             1,900,000
    Due to stockholders                                                      1,208
                                                                      ------------
        Total Current Liabilities                                        2,125,226
                                                                      ------------

COMMITMENTS AND CONTINGENCIES                                                   --

MINORITY INTEREST                                                          468,607
                                                                      ------------

STOCKHOLDERS' EQUITY
    Preferred stock, $0.001 par value, 5,000,000 shares authorized,
        non issued and outstanding                                              --
    Common stock, $0.001 par value, 100,000,000 shares authorized,
        93,604,958 shares issued and outstanding                            93,605
    Additional paid-in capital                                           4,998,849
    Retained earnings (deficit)
      Unappropriated                                                    (1,936,849)
      Appropriated                                                           7,250
                                                                      ------------
        Total Stockholders' Equity                                       3,631,462
                                                                      ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                            $  5,756,688
                                                                      ------------

    The accompanying notes are an integral part of these financial statements

                       SECURED DATA, INC. AND SUBSIDIARIES

    CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
                                  (UNAUDITED)



                                                 For the Three     For the Three     For the Six       For the Six
                                                 Months Ended      Months Ended      Months Ended      Months Ended
                                                 June 30, 2005     June 30, 2004     June 30, 2005     June 30, 2004
                                                 --------------    --------------    --------------    --------------
NET SALES                                        $      416,274    $      679,893    $    1,342,812    $    1,213,512

COST OF SALES                                          (276,888)         (619,976)       (1,093,703)       (1,082,062)
                                                 --------------    --------------    --------------    --------------

GROSS PROFIT                                            139,386            59,917           249,109           131,450
                                                 --------------    --------------    --------------    --------------

OPERATING EXPENSES
    Selling expenses and distribution expenses           32,311             8,481            48,705            16,003
    General and administrative expenses                  45,674             5,774            87,750            14,574
    Depreciation and amortization                        17,377             8,290            34,770            21,277
                                                 --------------    --------------    --------------    --------------
           Total Operating Expenses                      95,362            22,545           171,225            51,854
                                                 --------------    --------------    --------------    --------------

INCOME FROM OPERATIONS                                   44,024            37,372            77,884            79,596

OTHER INCOME (EXPENSE)
    Equity in loss of affiliate                              --                --              (112)               --
    Goodwill written off                                 (2,764)               --            (2,764)               --
    Interest income (expense), net                        7,588              (529)            7,637              (363)
    Other income (expense), net                              --                --            42,270            (1,107)
                                                 --------------    --------------    --------------    --------------
           Total Other Income (expense)                   4,824              (529)           47,031            (1,470)

INCOME FROM OPERATIONS BEFORE TAXES AND
                                                 --------------    --------------    --------------    --------------
    MINORITY INTEREST                                    48,848            36,843           124,915            78,126

INCOME TAX EXPENSE                                           --            (4,692)          (25,812)          (18,741)

MINORITY INTEREST                                         3,313             2,077             5,396             4,187
                                                 --------------    --------------    --------------    --------------

NET INCOME                                               52,161            34,228           104,499            63,572

OTHER COMPREHENSIVE INCOME
    Foreign currency translation loss                        --                --                --                --
                                                 --------------    --------------    --------------    --------------

COMPREHENSIVE INCOME                             $       52,161    $       34,228    $      104,499    $       63,572
                                                 --------------    --------------    --------------    --------------

Net income per share - diluted                   $           --    $           --    $           --    $           --
                                                 --------------    --------------    --------------    --------------

Weighted average number of shares outstanding
    during the period - diluted                      93,604,958        80,735,590        93,604,958        80,735,590
                                                 --------------    --------------    --------------    --------------

    The accompanying notes are an integral part of these financial statements

                       SECURED DATA, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)

                                                                           For the Six        For the Six
                                                                           Months Ended      Months Ended
                                                                          June 30, 2005     June 30, 2004
                                                                          --------------    --------------
CASH FLOWS FROM OPERATING ACTIVITIES
    Net income                                                                   104,499            63,572
    Adjusted to reconcile net income to net cash provided
       by (used in) operating activities:
       Depreciation and amortization - cost of sales                              68,050            30,750
       Depreciation and amortization                                              34,770            21,277
       Equity in loss of affiliate                                                31,190                --
       Minority interest                                                         409,692            (4,187)
    Changes in operating assets and liabilities (Increase) decrease in:
       Accounts receivable, net                                                 (358,014)          179,407
       Inventories                                                              (129,065)          (29,497)
       Tax receivable                                                            (13,094)               --
       Other receivables                                                          (2,001)         (647,966)
       Increase (decrease) in:
       Accounts payable                                                           32,534             1,501
       Other payables and accrued expenses                                       (35,948)            5,475
       Value added tax payable                                                   (12,323)           20,371
       Income tax and other taxes payable                                         19,103            14,126
                                                                          --------------    --------------
       Net cash provided by (used) in operating activities                       149,393          (345,171)
                                                                          --------------    --------------

CASH FLOWS FROM INVESTING ACTIVITIES
    Decrease in notes receivable                                                      --           506,774
    (Increase) decrease in due from stockholders                                (195,797)              249
    Purchase of property and equipment                                        (1,577,877)           (2,886)
                                                                          --------------    --------------
       Net cash (used in) provided by investing activities                    (1,773,674)          504,137
                                                                          --------------    --------------

CASH FLOWS FROM FINANCING ACTIVITIES
    Registered capital appropriation                                           2,415,458                --
    Increase in loans receivable                                                (422,705)               --
    Decrease in notes payable                                                         --          (241,642)
    Decrease in due to stockholders                                             (192,225)               --
                                                                          --------------    --------------
       Net cash provided by (used in) financing activities                     1,800,528          (241,642)
                                                                          --------------    --------------

NET INCREASE (DECREASE) IN CASH AND CASH
    EQUIVALENTS                                                                  176,247           (82,676)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                 167,511            95,803
                                                                          --------------    --------------

CASH AND CASH EQUIVALENTS AT END OF PERIOD                                       343,758            13,127
                                                                          --------------    --------------

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid during the year for:
    Income taxes                                                          $           --    $           --
                                                                          --------------    --------------

    Interest expenses                                                     $           --    $           --
                                                                          --------------    --------------

    The accompanying notes are an integral part of these financial statements

                               SECURED DATA, INC.

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)
                                 June 30, 2005
 ------------------------------------------------------------------------------

NOTE 1            ORGANIZATION AND BASIS OF PRESENTATION

Secured Data, Inc. ("Secured Data") was incorporated in Nevada on March 16, 2000 under the name Enternet, Inc. On May 23, 2002, the Articles of Incorporation were amended to change the name of the Company to Secured Data, Inc.

Northwest Bio-Technic Inc. ("Northwest") was incorporated in the British Virgin Islands ("BVI") on June 25, 2004. Xian Huifeng Biochemistry Joint-Stock Company Limited ("Huifeng Biochemistry") was incorporated in the People's Republic of China ("PRC") on January 20, 2000 as a company with limited liabilities and was restructured as a joint stock company on September 29, 2002 under the laws of the PRC.

Huifeng Biochemistry produces plant extracts and bio-chemical products used as pharmaceutical raw materials in the PRC. Most of its products are distributed within the PRC and some European countries.

On August 23, 2001, Huifeng Biochemistry established a 70% owned subsidiary, Xian Huifeng Biochemistry Engineering Company Limited ("Huifeng Engineering") in the PRC with a registered capital of $265,778. The subsidiary has no operations since its incorporation.

On June 16, 2004 Huifeng Biochemistry acquired an 86.7% interest in Baoji Jisen Pharmaceutical Company Limited, later renamed to Xian Huifeng Pharmaceutical Company Limited ("Huifeng Pharmaceutical"), a limited liability company in the PRC. On November 10, 2004 Huifeng Pharmaceutical increased its registered capital from $181,159 to $603,865. The increased registered capital was fully subscribed by a stockholder of the Company, diluting the Company's interest Huifeng Pharmaceutical from 86.7% to 26%. On May 27, 2005 the PRC Government approved Huifeng Biochemistry's increased investment in Huifeng Pharmaceutical from $31,401 to $1,685,990 through an increase in the registered capital of Huifeng Pharmaceutical from $603,865 to $2,258,454. The acquisition of Huifeng Pharmaceutical by Huifeng Biochemistry was through a step process increasing Huifeng Biochemistry's interest in Huifeng Pharmaceutical from 26% to 80.2%.

During 2004, Huifeng Biochemistry's stockholders exchange 100% of their ownership of Huifeng Biochemistry for 500,000 shares of Northwest under a reorganization plan. The transfer has been accounted for as a reorganization of entities under common control as the companies were beneficially owned by principally identical stockholders and share common management.

On December 20, 2004, pursuant to a Stock Purchase Agreement, a Secured Data stockholder sold 7,229,601 shares in Secured Data to two Northwest stockholders for $300,000. On the same date, Secured Data entered into an Agreement and Plan of Reorganization with the Stockholders of Northwest to exchange 30% of Northwest's outstanding shares for 80,735,590 shares of Secured Data. In addition, the Agreement calls for Secured Data to issued a Convertible Promissory Note for $1,900,000 that is convertible into 10,465,725 (post a one for eighteen reverse split) shares of Secured Data for the remaining 70% of Northwest. As of Aug 9, 2005, the Convertible Note has not been exercised.

The merger of Secured Data and Northwest has been recorded as a recapitalization by Northwest, with Northwest being treated as the continuing entity. The financial statements have been prepared as if the reorganization had occurred retroactively. Secured Data, Northwest, Huifeng Biochemistry, Huifeng Engineering and Huifeng Pharmaceutical are hereafter referred to as ("the Company"). The transactions were treated for accounting purposes as a capital transaction and recapitalization by the accounting acquirer ("Northwest") and as a reorganization by the accounting acquiree ("Secured Data").

Accordingly, the financial statements include the following:

(1) The balance sheets as of June 30, 2005 (unaudited) and December 2004 consist of the net assets of the acquirer at historical cost and the net assets of the acquiree at historical cost.

(2) The statements of operations for the three and six months ended June 30, 2005 (unaudited) includes the operations of the acquirer for the periods presented and the operations of the acquiree from the date of the merger.

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and pursuant to the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

It the opinion of management, the unaudited condensed consolidated financial statements contain all adjustments consisting only of normal recurring accruals considered necessary to present fairly the Company's financial position at June 30, 2005, the results of operations for the three and six months ended June 30, 2005, and cash flows for the six months ended June 30, 2005. The results for the six months ended June 30, 2005 are not necessarily indicative of the results to be expected for the entire fiscal year ending December 31, 2005. These financial statements should be read in conjunction with the Company's annual report on Form 10-KSB as filed with the Securities and Exchange Commission.

NOTE 2            ACQUISITION

On May 27, 2005 the PRC Government approved Huifeng Biochemistry's increased investment in Huifeng Pharmaceutical from $31,401 to $1,685,990 through an increase in the registered capital of Huifeng Pharmaceutical from $603,865 to $2,258,454. The acquisition of Huifeng Pharmaceutical by Huifeng Biochemistry was through a step process increasing Huifeng Biochemistry's interest in Huifeng Pharmaceutical from 26% to 80.2%.

NOTE 3            PRINCIPLES OF CONSOLIDATION

The accompanying condensed consolidated financial statements as of June 30, 2005 (unaudited) include the accounts of Secured Data and its 100% owned subsidiary Northwest, 100% owned subsidiary Huifeng Biochemistry, 70% owned subsidiary Huifeng Engineering and 80.2% owned subsidiary Huifeng Pharmaceutical from the date of its step acquisition on May 27, 2005 to June 30, 2005. The Company accounts for its investment in Huifeng Pharmaceutical from January 1, 2005 to May 26, 2005 under the equity method of accounting. Minority interest represents the minority stockholders' proportionate share of Huifeng Engineering and Huifeng Pharmaceutical. All significant inter-company balances and transactions have been eliminated on consolidation.

NOTE 4            USE OF ESTIMATES

The preparation of the financial statements in conformity with general accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

NOTE 5            EARNINGS PER SHARE

Basic earnings per share are computed by dividing income available to common stockholders by the weighted average number common shares outstanding during the period. Diluted earnings per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. There are no potentially dilutive securities for the six months ended June 30, 2005 and 2004.

The weighted average of shares used to compute the diluted earnings per share in these financial statements (unaudited) would potentially be further diluted by 10,465,725 shares of common stock (post a one for eighteen reverse split) in the future had the convertible promissory note of $1,900,000 be exercised.

NOTE 6            ACQUISITION OF SUBSIDIARY

On May 27, 2005, the Company's subsidiary - Huifeng Biochemistry completed its 80.2% interest step acquisition of Huifeng Pharmaceutical. Under the purchase method of accounting, the total purchase price was allocated to Huifeng Pharmaceutical's net tangible assets based upon the estimated fair values of the assets as of the date of completion of the acquisition.

A summary of the fair value of net assets of Huifeng Pharmaceutical at the date of acquisition is as follows:

Current assets                                                      $   582,743
Non-current assets                                                    1,526,118
                                                                    -----------
Total assets                                                          2,108,861
Current liabilities                                                     (10,870)
                                                                    -----------
Net assets acquired                                                   2,097,991

Minority interest                                                      (415,088)
                                                                    -----------
                                                                      1,682,903
Share of pre-acquisition losses prior to becoming a subsidiary              323
                                                                    -----------
                                                                      1,683,226
Goodwill acquired                                                         2,764
                                                                    -----------

Consideration paid                                                  $ 1,685,990
                                                                    -----------

The unaudited pro forma information presents a summary of the results of operations of the Company assuming the acquisitions of Huifeng Pharmaceutical occurred at the beginning of each period is as follows:

                               For the Three     For the Three    For the Six      For the Six
                                Months Ended     Months Ended     Months Ended     Months Ended
                               June 30, 2005     June 30, 2004   June 30, 2005     June 30, 2004
                               --------------   --------------   --------------   --------------
Net sales                      $      416,274   $      679,893   $    1,342,812   $    1,213,512

Net income                     $       62,060   $       34,228   $      125,623   $       63,572

Net income per share-diluted   $           --   $           --   $           --   $           --

NOTE 7            GOODWILL

                                                                                 2005
                                                                           (Unaudited)      2004
                                                                         ------------    ------------
Cost of goodwill acquired in step acquisition of a subsidiary            $      2,764    $          -
Amount written off                                                             (2,764)              -
                                                                         ------------    ------------
                                                                         $          -    $          -
                                                                         ------------    ------------

NOTE 8            LOANS RECEIVABLE

Loans receivable at June 30, 2005 (Unaudited) and December 31, 2004 consisted of the following:

                                                                   2005
                                                             (Unaudited)          2004
                                                           ------------   ------------

Loan receivable from a third party, interest rate of 12%        181,159             --
     per annum, non-secured, due September 2005

Loan receivable from a third party, interest rate of 10%
     per annum, non-secured, due November 2005                  241,546             --
                                                           ------------   ------------
                                                                422,705             --
                                                           ------------   ------------

NOTE 9            CONVERTIBLE NOTE PAYABLE

Convertible note payable at June 30, 2005 (unaudited) and December 31, 2004 consisted of the following:

                                               2005
                                         (Unaudited)                    2004
                                --------------------     --------------------

Convertible note payable        $          1,900,000     $          1,900,000
                                --------------------     --------------------

Pursuant to a Convertible Promissory Note, the Company promises to pay to Stockholders or their registered assigns, the principal sum of $1,900,000 on June 30, 2005 or such earlier date as the Convertible Note is required or permitted to be repaid as provided hereunder the maturity date, and to pay interest to the Holders on the aggregate unconverted and then outstanding principal amount of this Convertible Note at the rate of 5 % per annum, payable on the maturity date as set forth herein. Interest shall be calculated on the basis of a 360 days year and shall accrue on the maturity date. On the maturity date, the Company may, in its sole discretion, pay the principal sum by issuing to the Holder 10,465,725 shares of the Company's restricted common stock at $0.1815 per share, provided a require 1 for 18 reverse stock split of the common stock has been effected. On June 30, 2005, the Company amended the due date of the Convertible Promissory Note from June 30, 2005 to December 31, 2005 with all other terms and conditions set forth in the Note remaining unchanged. As of August 9, 2005, the Convertible Promissory Note has not been exercised.


NOTE 10    COMMITMENTS AND CONTINGENCIES

      (A)   Employee benefits

            The full time employees of the Company are entitled to employee benefits including medical care, welfare subsidies, unemployment insurance and pension benefits through a Chinese government mandated multi-employer defined contribution plan. The Company is required to accrue for those benefits based on certain percentages of the employees' salaries and make contributions to the plans out of the amounts accrued for medical and pension benefits. The Chinese government is responsible for the medical benefits and the pension liability to be paid to these employees.

(B)   Commitments

            The Company occupies office space from a third party under an operating lease which expires on March 2006 at a quarterly rental of $3,080. Accordingly, for the six months ended June 30, 2005 and 2004, the Company recognized rental expenses for this space in the amount of $6,160 and $6,160 respectively.

            As of June 30, 2005, the Company has outstanding commitments with respect to the non-cancelable operating leases, which are due as follows:


            2005                   $            6,159
            2006                                3,080
                                   ------------------
                                   $            9,239
                                   ------------------



NOTE 11    STOCKHOLDERS' EQUITY


      (A)   Stock issuances



            On December 20, 2004 the Company entered into an Agreement and Plan of Reorganization with Northwest Bio-Technic Inc. ("Northwest") to acquire 100% of Northwest equity. The Company issued 80,735,590 shares in exchange for 30% of Northwest's outstanding shares.



            The Company has authorized up to 5,000,000 shares of preferred stock with a par value of $0.001 per share. The preferred stock can be issued in various series with varying dividend rates and preferences. As of June 30, 2005 there are no issued series of shares of preferred stock.



      (B)   Capital contribution


            During the three months ended March 31, 2005, the Company's subsidiary Xian Huifeng Biochemistry Joint-Stock Company Limited ("Hufeng Biochemistry") declared a contribution of $2,415,459 to be used to increase its registered capital.



      (C)   Appropriated retained earnings


            The Company's wholly owned subsidiary, Huifeng Biochemistry is required to make appropriations to reserves funds, comprising the statutory surplus reserve, statutory public welfare fund and discretionary surplus, reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the People's Republic of China (the "PRC GAAP"). Appropriation to the statutory surplus reserve should be at least

            10% of the after tax net income determined in accordance with the PRC GAAP until the reserve is equal to 50% of the entities' registered capital. Appropriations to the statutory public welfare fund are at 5% to 10% of the after tax net income determined in accordance with the PRC GAAP. The statutory public welfare fund is established for the purpose of providing employee facilities and other collective benefits to the employees and is non-distributable other than in liquidation. Appropriations to the discretionary surplus reserve are made at the discretion of the Board of Directors.


NOTE 12    RELATED PARTY TRANSACTIONS


The Company had advanced funds totaling $258,290 and $62,493 to stockholders as of June 30, 2005 and December 31, 2004 respectively as short-term, unsecured loans free of interest payment.

Stockholders had also advanced funds totaling $1,208 and 193,433 to the Company as of June 30, 2005 and December 31, 2004 respectively as short-term, unsecured loans free of interest payment.

During the three months ended March 31, 2005, the Company advanced funds totaling $1,665,459 to its 26% associate, Xian Huifeng Pharmaceutical Co. Ltd, of which $1,654,589 was advanced for the purpose of increasing, subject to the PRC Government approval, the Company's investment in the affiliate. On May 27, 2005 the PRC Government approval was obtained and the Company interest in the affiliate increased from 26% to 80.2%.